SECURITIES AND EXCHANGE COMMISSION
                             Washington DC    20549

                                  SCHEDULE 14A
PROXY  STATEMENT  PURSUANT  TO  SECTION  14(A)  OF  THE  SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant    |x|

Filed  by  a  Party  other  than  the  Registrant    |  |

Check  the  appropriate  box:

| x |  Preliminary  Proxy  Statement

|   |  Confidential,  for  Use  of the Commission
       Only (as permitted by Rule 14a-6(e)(2))

|   |  Definitive  Proxy  Statement
|   |  Definitive  Additional  Materials
|   |  Soliciting  Material  Under  Rule  14a-12.

                              IQUEST NETWORKS INC.
                              --------------------
                 Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

| x |  No  fee  required.

|   |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title  of  each  class  of  securities  to which transaction applies :

          ----------------------------------------------------------------------
     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed  maximum  aggregate  value  of  transaction:

          ----------------------------------------------------------------------
     (5)  Total  fee  paid:

          ----------------------------------------------------------------------

|   |  Fee  paid  previously  with  preliminary  materials:

|   |  Check  box  if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing

     (1)  Amount  Previously  Paid:

     (2)  Form,  Schedule  or  Registration  Statement  No.:

     (3)  Filing  Party:

     (4)  Date  Filed:

                              IQUEST NETWORKS INHC.
                              201B - 83 HALLS ROAD
                           OLD LYME, CONNECTICUT 06371



Dear  Shareholder:

We invite you to attend our annual meeting of shareholders to be held on Wednesday, July 30th, 2003, in Vancouver, British Columbia, Canada. At the meeting you will hear a report on our operations and have a chance to meet your directors and executives.

This mailing includes the formal notice of the meeting, the Report on Form 10-K to the Securities and Exchange Commission and the Proxy Statement. The Proxy Statement tells you more about the agenda and procedures for the annual meeting. It also describes how the Board of Directors operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your proxy promptly in the enclosed envelope.

To attend the meeting in person, please follow the instructions in the Proxy Statement.

Sincerely  yours,

/s/  Christopher  Desrosiers

Christopher  Desrosiers
President

July  3rd,  2003

                              IQUEST NETWORKS INC.
                              201B - 83 HALLS ROAD
                           OLD LYME, CONNECTICUT 06371

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

TIME:     11:00  a.m.,  Pacific  Time

DATE:     Wednesday,  July  30th,  2003

PLACE:     #507,  837  West  Hastings  Street
           Vancouver,  BC  Canada

PURPOSE:

     1.   To  elect  directors

     2. To ratify the appointment by the Board of Directors of Amisano Hanson, Chartered Accountants, as the Company's independent auditors for the current fiscal year.

     3. To approve a change of the Company's name from "IQUEST NETWORKS INC." to "QUEST SYSTEMS INC., or such other name as determined by the Board of Directors and is acceptable to the regulatory authorities.

     4. To approve an alteration of the share capital of the Company by consolidating all of the 100,000,000 common shares without par value, of which 10,100,494 common shares are issued and outstanding, into 25,000,000 shares without par value, of which 2,525,048 common shares will be issued and outstanding.

     5. To approve the subsequent alteration of the share capital of the Company by increasing the authorized capital of the Company from 25,000,000 common shares without par value to 100,000,000 common shares.

     6. To approve a private placement by the Company that may result in the issuance of in excess of 20% of its then issued and outstanding share capital.

     7. To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

Only shareholders of record at the close of the business on June 25th, 2003 may vote at the annual meeting.

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

Your vote is important. Please complete, sign, date, and return your proxy promptly in the enclosed envelope.

By  Order  of  the  Board  of  Directors


                                             By:  /s/  Anton  J.  Drescher
                                             -----------------------------
July  3rd,  2003                             Anton  J.  Drescher,
                                             Secretary



PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE 2003 ANNUAL MEETING OF SHAREHOLDERS OF IQUEST NETWORKS INC. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY.
                                     -------------------------------------------

                              IQUEST NETWORKS INC.

                                 PROXY STATEMENT
                                 ---------------

GENERAL  INFORMATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies for the 2003 annual meeting of shareholders (the "Annual Meeting") by the Board of Directors of iQuest Networks Inc. (the "Company", "iQuest", "we" or "us") to be held at #507, 837 West Hastings Street, Vancouver, BC, Canada, at 11:00 a.m., Pacific Time, on Wednesday, July 30th, 2003, and at any adjournments thereof. This proxy statement and the accompanying Notice of 2003 Annual Meeting of Shareholders and form of proxy were first mailed to stockholders on or about July 4th, 2003. Shareholders are encouraged to review the information provided in this proxy statement in conjunction with our Annual Report on Form 10-K for the year ended January 31, 2003, a copy of which also accompanies this proxy statement.

WHO  MAY  VOTE

Only shareholders of the Company as recorded in our stock register at the close of business on June 25th, 2003 (the "Record Date") may vote at the Annual Meeting. At the close of business on the Record Date, we had 10,100,494 common shares outstanding and entitled to vote, held by approximately 351 stockholders of record (excluding warrants to purchase 1,000,000 common shares). Each common share is entitled to one vote on each matter properly brought before the Annual Meeting.

HOW  TO  VOTE

You may vote in person at the Annual Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting.

VOTING  ELECTRONICALLY  VIA  THE  INTERNET

If your shares are registered in the name of a bank or brokerage you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services ("ADP") online program, which provides eligible shareholders who receive a paper copy of the proxy statement with the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form from the bank or brokerage firm will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the enclosed envelope.

HOW  PROXIES  WORK

Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for or not vote for the nominees for director named in this Proxy Statement. You may also vote for or against

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

the proposal to ratify the appointment of Amisano Hanson, Chartered Accountants, as the Company's independent auditors or abstain from voting.

If you sign and return the enclosed proxy but do not specify how to vote, we will vote your shares in favor of the nominees for director named in this Proxy Statement and in favor of the other proposal described in this Proxy Statement. In the discretion of the proxy holders, the proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. At the date this Proxy Statement went to press we did not know of any other matters to be raised at the Annual Meeting.

The persons named in the enclosed proxy are directors and officers of the Company and you may strike out the names of the persons whom you do not wish to act on your behalf. A shareholder has the right to appoint any person to attend and act for him or her at the Annual Meeting. A SHAREHOLDER DESIRING TO APPOINT A PERSON TO REPRESENT HIM AT THE ANNUAL MEETING MAY DO SO EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED AND STRIKING OUT THE PRINTED NAMES IN THE FORM OF PROXY OR BY COMPLETING ANOTHER PROXY. In either case, the proxy must be delivered to the offices of the Company's Transfer Agent, Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, BC, V6C 3B8 at least 48 hours before the time of the Annual Meeting or adjournment there of or with the Chairman of the Annual Meeting prior to the scheduled commencement of the Annual Meeting.

You may receive more than one proxy depending on how you hold your shares. Shares registered in your name are covered by one proxy. If you hold shares through someone else, such as a bank or broker (that is, in street name) please refer to your proxy card or the information forwarded by your bank, broker or other holder of record for voting instructions. If you want to vote in person at the Annual Meeting, and you hold your shares in street name, you must obtain a proxy from your bank or broker and bring the proxy to the Annual Meeting.

This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about July 4th, 2003.

These securityholder materials are being sent to both registered and non-registered owners of the securities. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

REVOKING  A  PROXY

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the Annual Meeting, or by notifying our Secretary in writing at #507, 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at our Annual Meeting, you must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and that such broker, bank or other nominee is not voting your shares.

QUORUM

To conduct the business of the Annual Meeting, we must have a quorum. This means at least one-third of the outstanding shares entitled to vote must be represented at the Annual Meeting, present either by proxy or in person.

VOTES  NEEDED

The four nominees for director receiving a plurality of the votes cast in person or by proxy at the Annual Meeting shall be elected. Approval to ratify the appointment of Amisano Hanson, Chartered Accountants, requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual
Meeting. If the Annual Meeting is adjourned, your shares may be voted by the proxy holder on the new meeting date unless you have revoked your proxy.

Only votes cast "for" or "against" a proposal are counted. Abstentions and broker non-votes (or votes withheld" in the election of directors) will not be counted, except for purposes of determining a quorum. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

ATTENDING  IN  PERSON

Only shareholders, their proxy holders, and iQuest's guests may attend the Annual Meeting.

If you hold your shares through someone else, such as a bank or a broker, send proof of your ownership to the Secretary at the address listed above, or you may bring proof of ownership with you in order to be admitted to the Annual Meeting. Acceptable proof could include an account statement showing that you owned iQuest shares on June 25th, 2003.

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, email or fax. We will also reimburse banks, brokers and other persons holding shares in their names or in the names of their nominees for their reasonable out-of-pocket expenses in forwarding proxies and proxy material to the beneficial owners of such shares.

NON-REGISTERED  SHAREHOLDERS

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Annual Meeting. Most shareholders of the Company are "non-registered" shareholders because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares. More particularly, a person is a registered shareholder in respect of shares which are held on behalf of that person (the "Non-Registered Holder") but which are registered either (a) in the name of an intermediary (the "Intermediary") that the Non-Registered

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

Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSP's, RRIF's, RESP's and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited ("CDS")) of which the Intermediary is a participant. In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Company has distributed copies of the Notice of Meeting, Information Circular and Form of Proxy (collectively referred to as the "Meeting Material") to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Material to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Material to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive the Meeting Material will either:

(a) be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted to the number of shares beneficially owned by the Non-Registered Holder, but which is otherwise not complete. Because the Intermediary has already signed the Form of Proxy, this Form of Proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the Form of Proxy and deposit it with the Company's Registrar and Transfer Agent, Pacific Corporate Trust Company, as provided above; or

(b) more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a "proxy" or "authorization form") which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of the one page printed form, the proxy authorization form will consist of a regular printed proxy form accompanied by a page of instructions that contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares that they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Annual Meeting in person, the Non-Registered Holder should strike out the names of the management designated proxy holders named in the form and insert the Non-Registered Holder's name in the blank space provided (executed by the broker). In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including when and where the proxy or proxy authorization form is to be delivered.

                                     ITEM 1:
                              ELECTION OF DIRECTORS

The board of directors has nominated and recommends FOR election of four of its current directors for election at the Annual Meeting. The enclosed Proxy will be voted FOR the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the proxy holders to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Each nominee elected as a director will hold office until the next annual meeting of shareholders and until his successor is elected and qualified, or until his earlier death, resignation or retirement. Set forth below for each nominee is his age and his position, if any, in the Company.

The information set forth below as to each nominee for director has been furnished to the Company by the respective nominee.


NAME                    AGE              POSITION               PERIOD OF SERVICE
----------------------  ---  ---------------------------------  -----------------


Christopher Desrosiers   25  Director, Chief Executive Officer  Since 2001
                             and President
Anton J. Drescher. . .   46  Director, Chief Financial Officer  Since 1993
                             and Secretary
Gerhard Drescher . . .   42  Director                           Since 2000
Norman J. Bonin. . . .   51  Director                           Since 2000

CHRISTOPHER DESROSIERS was appointed as President in 2001. Mr. Desrosiers has over 8 years of experience in the music industry both in the studio as an artist and producer, and also in broadcast radio holding positions in promotions, marketing, and program production. During the past 5 years to present, Mr. Desrosiers was a crew supervisor for the State of Connecticut during the summers of 1997 and 1998 while still attending university, a promotions assistant and on air personality for WQGN-Q105 radio in New London, CT from January 1999 to September 1999, and, before taking a position as Project Manager with us in September 2000, Mr. Desrosiers was most recently the Manager of Marketing and Business Development at USA Video Interactive Corp. from September 1999 to September 2000. Mr. Desrosiers was promoted from Project Manager to President of our company in early 2001. He holds a Bachelor's Degree in Communication Studies from the University of Rhode Island and was a member of the Lambda Pi Eta and Golden Key National Honor Societies.

ANTON (TONY) J. DRESCHER has been our Corporate Secretary since August 12, 1993, and has also served as Director since December 1998. During the past 5 years to present, Mr. Drescher has provided administrative and consulting services in his capacity as President and a Director of Harbour Pacific Capital Corp. since 1998 and Westpoint Management Consultants Ltd. of Vancouver, British Columbia, Canada since 1978. Mr. Drescher also currently serves or has served as a Director of the following TSX listed companies during the last 5 years: Cal-Star Inc. (formerly "Future Link Systems Inc.") (1997 to the present), International Tower Hill Mines Ltd. (October 1991 to the present), USA Video Interactive Corp. (June

1993 to the present), StorageFlow Systems Corp. (February 2003 to present), ACT Industrial Corporation (April 1994 to February 1998), Cardero Resource Corp. (March 1996 to April 2000) and Consolidated Team Resources Corp. (May 1994 to December 1995). Mr. Drescher obtained a Diploma in Financial Management from the British Columbia Institute of Technology in June 1974. He also obtained his Certified Management Accountant's designation in October 1981.

GERHARD (GARY) JAKOB DRESCHER has been a Director since July 7, 2000. From 1989 to present, Mr. Drescher has been the President of Python Technologies of Delta, British Columbia, Canada, an electronics consulting firm. Mr. Drescher has also served as Director of Cal-Star Inc. (formerly "Future Link Systems Inc.") since April 1994, a company listed on the TSX.

NORMAN JULIAS BONIN has been a Director since July 7, 2000. During the past 5 years to present, Mr. Bonin has been the owner/manager of Direct Disposal Corp., a waste management and disposal company based in Sechelt, British Columbia, Canada since 1993. Mr. Bonin currently serves or has served as Director of the following TSX listed companies during the last 5 years: International Tower Hill Mines Inc. (1988 to present), Cal-Star Inc. (formerly "Future Link Systems Inc.") (August 2000 to the present), Cardero Resource Corp. (January 1997 to April 2000), USA Video Interactive Corp.(June 1998 to June 2000), ACT Industrial Corp. (May 1995 to February 1998) and Force Technologies Inc. (November 1995 to October 1996).

The Board of Directors has no reason to believe that any nominee will not serve if elected. If any nominee is unable to serve as a director, the shares represented by all valid proxies may be voted for the election for such other person(s) as the Board may recommend, unless the Board chooses to reduce the number of directors serving on the Board. Proxies will be voted FOR each nominee unless the shareholder specifies otherwise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

MEETINGS  OF  THE  BOARD  OF  DIRECTORS

During 2002, the Board of Directors held a number of informal meetings, and took action by unanimous written consent on five occasions.

AUDIT  COMMITTEE

The Board of Directors has an audit committee (the "Audit Committee"), which was comprised of Christopher Desrosiers, Gerhard Drescher and Norman J. Bonin. Because Mr. Desrosiers, Mr. Drescher and Mr. Bonin are directors and shareholders, they are not considered to be "independent" under the listing standards of the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers.

The Audit Committee meets with the Company's independent accountants at least quarterly to discuss the results of the annual audit or interim periodic reviews and to review the financial statements; appoints the independent accountants to be retained; oversees the independence of the independent accountants; evaluates the independent accountants' performance; approves fees paid to independent accountants and receives and considers the independent accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met four times and signed four consent resolutions during the fiscal year ended January 31, 2003.

The Audit Committee is primarily concerned with the effectiveness of the audits of the Company by its internal audit staff and by the independent auditors. Its duties include: (1) recommending the selection of independent auditors; (2) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (3) reviewing the organization and scope of the Company's internal system of audit and financial controls; (4) appraising the Company's financial reporting activities (including its Proxy Statement and Annual Report) and the accounting standards and principles followed; and (5) examining other reviews relating to compliance by employees with important Company policies and applicable laws. The Audit Committee has not adopted a written charter.

OTHER  COMMITTEES

The  Board  of  Directors  currently  has  no  other  committees.

RELATIONSHIP  WITH  OUR  INDEPENDENT  ACCOUNTANTS

The firm of Amisano Hanson, Chartered Accountants has served as our independent auditors since January 1, 1991. The Board of Directors has recommended Amisano Hanson, Chartered Accountants, to serve as our independent accountants for the fiscal year ending January 31, 2004.

Services performed by Amisano Hanson, Chartered Accountants for the fiscal year ended January 31, 2003 consisted of the examination of our quarterly and annual financial statements and services related to filings with the Securities and Exchange Commission ("SEC").

                             AUDIT COMMITTEE REPORT

The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

The Audit Committee of the Board assists the Board in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls.

The Audit Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. Amisano Hanson, Chartered Accountants, the Company's independent auditors for the fiscal year ended January 31, 2003, are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed in detail the audited fiscal year January 31, 2003 financial statements with the Company's management and with Amisano Hanson, Chartered

Accountants, the Company's independent auditors. In addition, the Audit Committee has discussed with Amisano Hanson, Chartered Accountants, the matters required to be discussed by Statement on Auditing Standards Number 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from Amisano Hanson, Chartered Accountants, required by Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with the independent auditors their independence from the Company and its management. The Audit Committee has also considered whether Amisano Hanson's provision of non-audit services to the Company is compatible with the independence of such firm.

Members of the Audit Committee rely on the information provided to them and on the representations made to the Committee by management and iQuest's independent accountants without conducting independent verification of the accuracy of such information and representations. Accordingly, the Audit Committee's oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not ensure that any audit of iQuest's financial statements conducted by iQuest's internal and independent accountants has been carried out in accordance with generally accepted auditing standards, or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 31, 2003, for filing with the Commission.

Based on the Audit Committee's and management's assessment of the performance of Amisano Hanson, Chartered Accountants, during the audit of the Company's financial statements for the fiscal year ending January 31, 2003, the Audit Committee recommended to the Board that Amisano Hanson, Chartered Accountants be engaged as the Company's independent auditors for fiscal year 2004.

Respectfully  submitted,

                              CHRISOPHER DESROSIERS
                                GERHARD DRESCHER
                                 NORMAN J. BONIN

                                  VOTING SHARES

The authorized capital of the Company consists of one hundred million (100,000,000) common shares without par value.

As of June 25, 2003, 10,100,494 common shares of the Company were issued and outstanding, each one share carrying the right to one vote. Only those shareholders of record on June 25, 2003 holding common shares shall be entitled to vote at the forthcoming Annual Meeting or any adjournment thereof in person or by Proxy.

The Notice of Meeting was filed in accordance with National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer with securities administrators wherein the Corporation's registered shareholders have their addresses, and given to stock exchanges upon which the securities of the Company are listed and clearing agencies.

                   SECURITY OWNERSHIP OF DIRECTORS, OFFICERS,
                          AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of June 25th, 2003, the number of outstanding common shares of iQuest beneficially owned by (i) each person known to iQuest to beneficially own more than 5% of its outstanding common shares, (ii) each director, (iii) each nominee for director, (iv) each executive officer listed in the Summary Compensation Table, and (iv) all executive officers and directors as a group.


Name                                          Common Shares Owned         Percentage of Class
---------------------------------------------------------------------------------------------

Anton J. Drescher                              1,664,713 (2)(3)             16.48%

Edwin Molina                                   1,076,500 (2)(5)             10.66%

Norman J. Bonin                                  717,500 (2)(4)              7.10%

Rowland Perkins                                  690,000 (2)                 6.83%

Christopher Desrosiers                           125,000 (2)(6)              1.24%

Gerhard (Gary) Jakob Drescher                     -0-                          N/A

All Executive Officers & Directors
 as a Group [four persons]                     2,507,213                    24.82%

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.
(2) The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(3) Anton Drescher owns an additional 100,000 warrants to purchase up to an additional 100,000 common shares at a price of $0.30 per share, which warrants expire on August 8, 2003.
(4) Norman Bonin owns an additional 67,500 warrants to purchase up to an additional 67,500 common shares at a price of $0.30 per share, which warrants expire on August 8, 2003.
(5) Edwin Molina owns an additional 100,000 warrants to purchase up to an additional 100,000 common shares at a price of $0.30 per share, which warrants expire on August 8, 2003.
(6) Christopher Desrosiers owns an additional 25,000 warrants to purchase up to an additional 25,000 common shares at a price of $0.30 per share, which warrants expire on August 8, 2003.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended January 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                     DIRECTOR AND EXECUTIVE COMPENSATION AND
                       OTHER TRANSACTIONS WITH MANAGEMENT

The following table sets forth compensation awarded to, earned by or paid to the Company's Chief Executive Officer ("CEO"), and to other persons serving as executive officers of the Company as of January 31, 2003, whose salary and bonus for such year exceeded $100,000 (collectively, the "Named Executive Officers"), for the last three completed fiscal years.


                                                                                  Long-Term  Compensation
                                                                 --------------------------------------------------
                          Summary  Compensation  Table                       Awards                    Payouts
                             Annual Compensation                 ---------------------------  ---------------------
    Name  and    ----------------------------------------    Restricted   Securities
    Principal                               Other Annual     Stock        Underlying     LTIP     All Other
    Position   Year   Salary      Bonus     Compensation     Award(s)     Options/SARs  Payouts  Compensation

----------    ------ ------------ ---------  ------------  ------------   ------------   -------  ------------
                        $          $            $              $             $           $           $
              ------------------------------------------------------------------------------------------------

Desrosiers     2003   -0-         -0-           -0-           -0-            -0-        -0-         -0-
Christopher    2002   -0-         -0-           -0-           -0-            -0-        -0-         -0-
(President/    2001   -0-         -0-           -0-           -0-            -0-        -0-         -0-
Secretary

Drescher       2003   -0-         -0-      US$24,214(1)      -0-             -0-        -0-        - 0-
Anton J.,      2002   -0-         -0-      US$27,553(1)      -0-             -0-        -0-        - 0-
(Secretary/    2001   -0-         -0-      US$35,458(1)      -0-             -0-        -0-        - 0-
Director)

Bonin,         2003   -0-         -0-           -0-           -0-            -0-        -0-         -0-
Norman J.      2002   -0-         -0-           -0-           -0-            -0-        -0-         -0-
(Director)     2001   -0-         -0-           -0-           -0-            -0-        -0-         -0-

Drescher,      2003   -0-         -0-           -0-           -0-            -0-        -0-         -0-
Gerhard J.     2002   -0-         -0-           -0-           -0-            -0-        -0-         -0-
(Director)     2001   -0-         -0-           -0-           -0-            -0-        -0-         -0-

(1) Represents consulting fees paid to Mr. Drescher through Harbour Pacific Capital Corp., a consulting firm wholly-owned by him, for his services as an executive officer of the Company. The services include financial record keeping, secretarial and receptionist duties. It also includes bookkeeping fees for 2002 ($3,814), 2001 ($7,153) and 2000 ($3,658).

The following table sets forth certain information concerning grants of stock options to the Named Executive Officers during the year ended January 31, 2003.


                      OPTION/SAR  GRANTS  IN  LAST  FISCAL  YEAR

                                                                                    Potential  Realizable  Value at
                                                                                    Assumed Annual Rate of Stock
                                Individual  Grants                              Price  Appreciation for Option Term
                             --------------------------------------------------------------------------------------
                     Number  of    %  of  Total               Market
                     Securities   Options/SARs              Price  on
                     Underlying    Granted  to    Exercise   Date  of
                   Options/  SARs  Employees  in   Price      Grant     Expiration      0%         5%        10%
                     Granted      Fiscal Year(1) ($/Share) ($/Share)     Date          ($)        ($)        ($)
-----------------------------------------------------------------------------------------------

Desrosiers,
Christopher            -0-          -0-             -0-        -0-          -0-         -0-         -0-      -0-
Drescher, Anton        -0-          -0-             -0-        -0-          -0-         -0-         -0-      -0-
Bonin, Norman          -0-          -0-             -0-        -0-          -0-         -0-         -0-      -0-
Drescher, Gerhard      -0-          -0-             -0-        -0-          -0-         -0-         -0-      -0-

(1) No stock options were granted to employees and consultants during year ended January 31, 2003.

The following table sets forth certain information concerning exercises of stock options by the Named Executive Officers during the year ended January 31, 2003 and stock options held at year end.

Aggregated Option / SAR Exercises in Last Fiscal Year and FY-End Option / SAR Values


                                                                  Number  of  Securities       Value  of  Unexercised
                                                                 Underlying  Unexercised          In-the-Money
                                                                     Options  /  SARs             Options  /  SARs
                                                                     at  FY-End  (#)              At  FY-End  ($)-
--------------------------------------------------------------------------------------------------------------------
                         Shares  Acquired  on    Value  Realized         Exercisable/               Exercisable/
Name                         Exercise (#)            ($)                Unexercisable             Unexercisable(1)
--------------------------------------------------------------------------------------------------------------------

Desrosiers, Christopher         -0-                 -0-                   0 / 0                      N/A    / $0

Drescher, Anton                 -0-                 -0-                   0 / 0                      N/A    / $0

Bonin, Norman                   -0-                 -0-                   0 / 0                      N/A    / $0

Drescher, Gerhard               -0-                 -0-                   0 / 0                      N/A    / $0

(1) On January 31, 2003, the average of the high and low bid prices of the common shares on the TSX Venture Exchange was $0.19 US ($0.27 Cdn.).

COMPENSATION  OF  DIRECTORS

Directors  receive  no  compensation  for  their  service  as  such.

EMPLOYMENT  CONTRACTS

We do not have an employment contract with Mr. Desrosiers and the other Named Executive Officer. We have no obligation to provide any compensation to Mr. Desrosiers or any other Named Executive Officer in the event of his resignation, retirement or termination, or a change in control of the Company, or a change in any Named Executive Officers' responsibilities following a change in control.

We may in the future create retirement, pension, profit sharing and medical reimbursement plans covering its Executive Officers and Directors.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

The Company does not have a compensation committee. Decisions concerning the compensation of the Company's executive officers are made by the Board of Directors. All members of the Board during fiscal 2002 (Christopher Desrosiers, Anton J. Drescher, Gerhard Drescher and Norman J. Bonin) participated in the Board's deliberations concerning executive officer compensation during the fiscal year ended January 31, 2003.

BOARD  OF  DIRECTORS  REPORT  ON  EXECUTIVE  COMPENSATION

The Board of Directors determines the compensation of the Company's executive officers.

BOARD  OF  DIRECTORS:  REPORT  ON  EXECUTIVE  COMPENSATION

The Company does not have a formal compensation committee. The Company intends to establish a compensation committee at such time as it is able to attract a sufficient number of outside directors to the Board. The Company is unable to state when it will be able to establish a formal compensation committee. Pending establishment of the committee, the entire Board of Directors will continue to be responsible for the Company's executive compensation policy. The three current members of the Board are the Company's senior executive officers.

COMPENSATION  PHILOSOPHY

The Company must compete for, attract, develop, motivate and retain high quality executive management personnel. In order to do so, the Company offers a package including a competitive salary, benefits and, on a discretionary basis, additional compensation in the form of stock options.

CASH  COMPENSATION

The Company's executive salary levels are intended to be consistent with competitive salary levels and job responsibilities and experience level of each executive, as well as the Company's overall salary structure and financial condition. Salary changes reflect competitive and economic trends, the overall financial performance of the Company and the performance of the individual executive. Salaries are reviewed annually by the Board.

STOCK  OPTIONS

Stock options are designed to attract and retain executives who can make significant contributions to the Company's success, reward executives for such contributions, give executives a long-term incentive to increase shareholder value, and align the interests of the Company's executive officers with those of its shareholders.

The Board has made, and expects to continue to make, grants of stock options to executive officers. Recipients of option grants, and the size of the grants, are determined based on several factors, including the responsibilities of the individual officers, their past and anticipated contributions to the Company's success, the Company's overall performance, and prior option grants. All options granted to executive officers have an exercise price at least equal to the market price of the Company's common shares at the time of the grant. During the fiscal year ended January 31, 2003, the Company did not grant stock options to any of its Directors or Executive Officers and employees.

IRS  LIMITS  ON  DEDUCTIBILITY  OF  COMPENSATION

The Company is subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the deductibility of certain compensation payments to the Company's executive officers in excess of $1.0 million. Cash compensation paid to the Chief Executive Officer or any other executive officer during the year ended January 31, 2003 was well below $1.0 million. Section 162(m) also provides for certain exemptions to the limitations on deductibility, including compensation that is "performance-based" within the meaning of Section 162(m). Because the Company does not currently have a compensation committee comprised solely of outside directors, the Company currently cannot avail itself of the "performance-based" compensation exemption under Section 162(m).

The  Board  of Directors during fiscal year ended January 31, 2003 consisted of:

          Christopher  Desrosiers
          Anton  J.  Drescher
          Gerhard  Drescher
          Norman  J.  Bonin

PERFORMANCE  GRAPH

The following graph compares iQuest's cumulative total shareholder returns with the cumulative total return for the last five years of (i) Russell 2500, and
(ii) the Dow Jones - U.S. Technology, Software, Small Cap Index. The graph shows the value of $100 invested at the closing price on January 31, 1998, in iQuest common shares, the Dow Jones - U.S. Technology, Software, Small Cap Index and the Russell 2500, and assumes that all dividends are reinvested.

                               [GRAPHIC  OMITTED]

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

In 2002, we paid consulting and professional fees of $24,214 to Harbour Pacific Capital Corp., a company controlled by Anton J. Drescher, in consideration of Mr. Drescher's services as an executive officer. The services include bookkeeping and financial record keeping, secretarial and receptionist duties.

INDEBTEDNESS  OF  DIRECTORS  AND  SENIOR  OFFICERS

None of the directors or officers of the Company, or any subsidiary thereof (if any), or any associates or affiliates of any of them, is or has been indebted to the Company at any time during the last three (3) completed financial years of the Company, in connection with the purchase of securities of the Company, or any subsidiary thereof (if any), or otherwise. There has been no indebtedness the subject of a guarantee, support agreement, letter of credit or other arrangement provided by the Companyor any subsidiary thereof.

INTEREST  OF  INSIDERS  IN  MATERIAL  TRANSACTIONS

Other than as otherwise disclosed herein, none of the directors or officers of the Company, or any associate or affiliate of such person or company, has any material interest, direct or indirect, in any transaction during the past year or any proposed transaction that has materially affected or will materially affect the Company.

                                     ITEM 2:
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

The firm of Amisano Hanson, Chartered Accountants, has been appointed by the Board of Directors to serve as the Company's independent auditors for the fiscal year ended January 31, 2003.

During the Company's two fiscal years ended January 31, 2003, and the period subsequent to such date and prior to engaging Amisano Hanson, Chartered
Accountants,  the  Company  has  not  consulted  Amisano  Hanson,  Chartered
Accountants, with respect to the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements; or any disagreements with Amisano Hanson (of which there were none), or reportable events, as defined or described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

AUDIT  FEES

The aggregate fees billed to the Company for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended January 31, 2003, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were $9,745 US ($13,258.47 Cdn.).

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

Amisano Hanson, Chartered Accountants, did not provide any professional services to the Company with respect to financial information systems design and implementation for the year ended January 31, 2003.

ALL  OTHER  FEES

Amisano Hanson, Chartered Accountants, was not paid any other fees for services rendered to the Company during the year ended January 31, 2003.

REQUIRED  VOTE

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification of the appointment of Amisano Hanson, Chartered Accountants, as the Company's auditors for the fiscal year ending January 31, 2004.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF AMISANO HANSON, CHARTERED ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.

                                     ITEM 3
                                 CHANGE OF NAME

The shareholders of the Company will be asked to approve a change of the Company's name from "IQUEST NETWORKS INC." to "QUEST SYSTEMS INC., or such other name as determined by the Board of Directors and is acceptable to the regulatory authorities.

The proposed name change is related to the Company's plans to consolidate it share capital on a four old shares for one new share basis. The name change is necessary in order to provide a distinct new name for the consolidated shares

The  proposed  name  change  is  subject  to  regulatory  approval.

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the approval of the change of name of the Company to "QUEST SYSTEMS INC.".

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE CHANGE OF NAME OF THE COMPANY TO "QUEST SYSTEMS INC.".

                                     ITEM 4
                         CONSOLIDATION OF SHARE CAPITAL

The shareholders of the Company will be asked to approve an alteration of the share capital of the Company by consolidating all of the 100,000,000 common shares without par value, of which 10,100,494 common shares are issued and outstanding, into 25,000,000 shares without par value, of which 2,525,048 common shares will be issued and outstanding.

The purpose of the share consolidation is to allow flexibility in the capital structure and financing plans of the Company in the future.

The  proposed  share  consolidation  is  subject  to  regulatory  approval.

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the alteration of the share capital of the Company by consolidating all of the common shares on a four old for one new basis.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ALTERATION OF THE SHARE CAPITAL OF THE COMPANY BY CONSOLIDATING ALL OF THE COMMON SHARES ON A FOUR OLD FOR ONE NEW BASIS.

                                     ITEM 5
                      INCREASE IN AUTHORIZED SHARE CAPITAL

The shareholders of the Company will be asked to approve the subsequent alteration of the share capital of the Company by increasing the authorized capital of the Company from 25,000,000 common shares without par value to 100,000,000 common shares.

The proposed increase in the authorized share capital is subject to regulatory approval.

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the subsequent increase in the authorized share capital to 100,000,000 common shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE SUBSEQUENT INCREASE IN THE AUTHORIZED SHARE CAPITAL TO 100,000,000 COMMON SHARES.

                                     ITEM 6
                                PRIVATE PLACEMENT

The Company may wish to raise additional working capital to provide for adequate funding for its ongoing business plans and for general corporate purposes. In order to do so, management may wish to complete a private placement of its securities. Any negotiation and completion of a private placement by the Company may result in the issuance of in excess of 20% of its then issued and outstanding share capital. Shareholder approval is required at any time when an issuer seeks to issue 20% or more of its share capital. To save the Company from the time and expense of calling a further meeting, shareholders will be asked to consider a resolution, to authorize the directors to negotiate and conclude negotiations for the sale of the Company's securities by way of private placement.

Completion of any proposed private placement by the Company will be subject to regulatory approval. Further, any securities to be issued pursuant to any proposed private placement will be subject to applicable hold periods as prescribed by the securities laws in Canada and the United States

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for any proposed private placement that may result in the issuance of in excess of 20% of its then issued and outstanding share capital

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF ANY PROPOSED PRIVATE PLACEMENT.

                     REQUIREMENTS, INCLUDING DEADLINES, FOR
              SUBMISSION OF PROXY PROPOSAL, NOMINATION OF DIRECTORS
                       AND OTHER BUSINESS OF SHAREHOLDERS

Under the rules of the SEC, if a shareholder wants the Company to include a proposal in its Proxy Statement and form of proxy for presentation at the Company's 2004 Annual Meeting of Shareholders, the proposal must be received by the Company, Attention: Mr. Anton J. Drescher, Secretary, at the Company's principal executive offices no later than May 26, 2004and all the other conditions of Rule 14a-8 under the Securities Exchange Act of 1934 must be satisfied, for such proposals to be included in the Company's proxy statement and form of proxy relating to that meeting.

In addition, the proxy solicited by the Board of Directors for the 2004 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than January 14, 2004.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the Annual Meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                    FORM 10-K

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 2003, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS, IS ENCLOSED WITH THIS PROXY STATEMENT.

THE COMPANY WILL MAIL TO ANY SHAREHOLDER, WITHOUT CHARGE AND UPON WRITTEN REQUEST, A COPY OF ANY EXHIBIT TO THE ANNUAL REPORT. REQUESTS SHOULD BE SENT TO IQUEST NETWORKS INC., 201B - 83 HALLS ROAD, OLD LYME, CONNECTICUT 06371,
ATTENTION:  INVESTOR  RELATIONS.

                              By  Order  of  the  Board  of  Directors

                              /s/  Anton  J.  Drescher
                              ------------------------
                              Anton  J.  Drescher,
                              Secretary

July  3rd,  2003

                              IQUEST NETWORKS INC.

                                      PROXY

                       2003 ANNUAL MEETING OF SHAREHOLDERS

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of iQuest Networks Inc., hereby constitutes and appoints Christopher Desrosiers and Anton
J. Drescher and each or either of them, or instead of any or all of the foregoing, __________________ the attorneys and proxies of the undersigned with full power of substitution to act and vote for an in the name, place and stead of the undersigned, at the 2003 Annual Meeting of the Shareholders of the Company, to be held at 11:00 a.m. on Wednesday, July 30th, 2003, and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present upon all matters referred to below and described in the Proxy Statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting:

(1)  ELECTION  OF  DIRECTORS:

     VOTE  FOR  ALL  NOMINEES  LISTED  BELOW                |   |

     WITHHOLD  AUTHORITY                                    |   |

     Nominees:
               CHRISTOPHER  DESROSIERS
               ANTON  J.  DRESCHER
               GERHARD  DRESCHER
               NORMAN  J.  BONIN

     INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) listed above, write the nominee's name in the space provided below.

     EXCEPTIONS     _____________________________

(2) RATIFICATION OF APPOINTMENT OF AMISANO HANSON, CHARTERED ACCOUNTANTS, AS INDEPENDENT AUDITORS:

     FOR       |   |          AGAINST       |   |            ABSTAIN  |   |

(3) APPROVAL OF A CHANGE OF THE COMPANY'S NAME FROM "IQUEST NETWORKS INC." TO "QUEST SYSTEMS INC.", OR SUCH OTHER NAME AS DETERMINED BY THE BOARD OF DIRECTORS AND IS ACCEPTABLE TO THE REGULATORY AUTHORITIES.

     FOR       |   |          AGAINST       |   |

(4) APPROVAL OF AN ALTERATION OF THE SHARE CAPITAL OF THE COMPANY BY CONSOLIDATING ALL OF THE 100,000,000 COMMON SHARES WITHOUT PAR VALUE, OF WHICH 10,100,494 COMMON SHARES ARE ISSUED AND OUTSTANDING, INTO 25,000,000 SHARES WITHOUT PAR VALUE, OF WHICH 2,525,048 COMMON SHARES WILL BE ISSUED AND OUTSTANDING:

     FOR       |   |          AGAINST       |   |

(5) APPROVAL OF THE SUBSEQUENT ALTERATION OF THE SHARE CAPITAL OF THE COMPANY BY INCREASING THE AUTHORIZED CAPITAL OF THE COMPANY FROM 25,000,000 COMMON SHARES WITHOUT PAR VALUE TO 100,000,000 COMMON SHARES.

     FOR       |   |          AGAINST       |   |

(6)  APPROVAL  OF  A  PRIVATE  PLACEMENT  BY  THE COMPANY THAT MAY RESULT IN THE
     ISSUANCE OF IN EXCESS OF 20% OF ITS THEN ISSUED AND OUTSTANDING SHARE CAPITAL.

     FOR       |   |          AGAINST       |   |

When properly executed, this Proxy will be voted in the manner specified by the Shareholder. Unless you specify otherwise, this Proxy will be voted "FOR" the election of all of the nominees as directors and "FOR" Item 2.

A majority of the proxies, or their substitutes at the meeting, or any adjournments thereof may exercise all of the powers given by this Proxy. Any Proxy to vote any of the shares for which the undersigned is or would be entitled to vote previously given to any person or persons other than the persons named above is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed and sealed this Proxy and acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated June 25th, 2003.

Dated:  __________________,  2003


                                        --------------------------------------
                                        NUMBER  OF  SHARES


                                        --------------------------------------
                                        PRINT  NAME  OF  SHAREHOLDER


                                        --------------------------------------
                                        SIGNATURE  OF  SHAREHOLDER

Joint Owners should each sign. Attorneys-in-fact, administrators, custodians, partners, or corporation officers should give full title.

NOTE: This proxy, properly completed, dated and signed, should be returned immediately in the enclosed, envelope to Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, BC, Canada, , V6C 3B8.

                              IQUEST NETWORKS INC.


                             REQUEST TO BE ADDED TO
                        SUPPLEMENTAL MAILING / EMAIL LIST



Please  complete  and  return  to:

     IQUEST  NETWORKS  INC.
     #507,  837  West  Hastings  Street
     Vancouver,  British  Columbia,  Canada  V6C  3N6

     ATTENTION:  ANTON  J.  DRESCHER
     -------------------------------


I hereby request that my name be added to the supplemental mailing / email list maintained by the Company for the mailing / emailing of interim Financial Statements in accordance with National Instrument 54-101. I declare that I am a shareholder of the Company.



--------------------------------------           -------------------------------
PRINT  NAME                                      SIGNATURE


--------------------------------------
ADDRESS


--------------------------------------
CITY,  PROVINCE/  STATE


--------------------------------------
POSTAL  CODE/  ZIP  CODE


--------------------------------------
EMAIL  ADDRESS


--------------------------------------
DATE

Please note: Interim Financial Statements will only be sent to the shareholders who return this request. We DO need your Postal Code or ZIP Code.